SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 19, 1999


                                  ROMTECH, INC.
             (Exact name of registrant as specified in its charter)


      Pennsylvania                      0-27102                  23-2694937
(State or other jurisdiction     (Commission File Number)      (IRS Employer
    of incorporation)                                        Identification No.)


2000 Cabot Blvd. West, Suite 110, Langhorne, PA        19047-1833
(Address of principal executive offices)               (Zip Code)


       Registrant's telephone number, including area code: (215) 750-6606


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          (Former name or former address, if changed since last report)

Item 5. Other Events.

     On January 19, 1999, RomTech, Inc. (the "Company") issued a press release announcing the Company's unaudited results for the second quarter ended December 31, 1998, as described in the press release attached as Exhibit 99.1 and incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

     a.   None.

     b.   None.

     c.   Exhibits.

          99.1 Press Release dated January 19, 1999.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              ROMTECH, INC.


                                              By:  /s/ Gerald W. Klein
                                                   ---------------------------
                                                   Gerald W. Klein, President,
                                                   Chief Executive Officer and
                                                   Chief Financial Officer

Dated: January 21, 1999